Dick Kovacevich, Chairman John Stumpf, CEO Howard Atkins, CFO Wells Fargo Equity Offering and TARP Repayment December 14, 2009 Exhibit 99.2

Forward-looking Statements
And Additional Information
In accordance with the Private Securities Litigation Reform Act of 1995, we caution you that this presentation contains forward-looking statements about our future financial performance and business. We make forward-looking statements when we use words such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “may,” “can,” “will,”
“outlook,” “project” or similar expressions. Forward-looking statements in this presentation include, among others, statements about expected or estimated future losses in our loan portfolios; life-of-loan loss estimates; the amount and growth rate of nonperforming assets and nonaccrual loans; reduction or mitigation of risk in our loan portfolios; future effects of loan modification programs including any expected increase in net interest income there from; and the amount and timing of expected cost savings and integration expenses relating to the Wachovia merger, as well as revenue synergies and other benefits of the Wachovia merger. This presentation also includes statements about the adequacy of our allowance for credit losses at September 30, 2009.
Do not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. Several factors could cause actual results to differ materially from expectations including: current economic and market conditions; our capital requirements and ability to raise capital on favorable terms; the terms of capital investments or other financial assistance provided by the U.S. government; legislative proposals to allow mortgage cram-downs in bankruptcy or force other loan modifications; participation in the U.S. Treasury Department’s first and second lien modification programs; the extent of success in our loan modification efforts; our ability to successfully integrate the
Wachovia merger and realize the expected cost savings and other benefits; our ability to realize efficiency initiatives to lower expenses when and in the amount expected;
the adequacy of our allowance for credit losses; recognition of other-than-temporary impairment on securities held in our available-for-sale portfolio; the effect of changes in interest rates on our net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; hedging gains or losses; disruptions in the capital markets and reduced investor demand for mortgages loans; our ability to sell more products to our customers; changes to our overdraft policies; the effect of the economic recession on the demand for our products and services; the effect of the fall in stock market prices on fee income from our brokerage, asset and wealth management businesses; our election to provide support to our mutual funds for structured credit products they may hold; changes in the value of our venture capital investments; changes in our accounting policies or in accounting standards or in how accounting standards are to be applied; mergers and acquisitions; federal and state legislation and regulations including legislation and regulation relating to overdraft fees, credit cards and other bank services; reputational damage from negative publicity, fines, penalties and other negative consequences from regulatory violations; the loss of checking and saving account deposits to other investments such as the stock market;
and fiscal and monetary policies of the Federal Reserve Board. There is no assurance that our allowance for credit losses will be adequate to cover future credit losses or that the Wachovia loan portfolios will not have higher losses than we projected at closing, especially if credit markets, housing prices and unemployment do not stabilize or improve. Increases in loan charge-offs or in the allowance for credit losses and related provision expense could materially adversely affect our financial results and condition.
For more information about factors that could cause actual results to differ materially from expectations, refer to our annual, quarterly and current reports filed with the
Securities and Exchange Commission and available on the SEC’s website at www.sec.gov, including our Quarterly Reports on Form 10-Q for the periods ended March 31,
2009, June 30, 2009, and September 30, 2009, and our Annual Report on Form 10-K for the year ended December 31, 2008 as amended by our Current Report on Form 8-K filed May 11, 2009, including the discussion under “Risk Factors” in each of those reports. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition.
Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible in accordance with FASB ASC 310-30 (formerly SOP 03-3), and the related allowance for loan losses was not carried over to Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans accounted for under FASB ASC 310–30 (SOP 03-3).
In certain cases, the purchased credit impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this presentation have been adjusted to exclude the purchased credit-impaired loans. References in this presentation to impaired loans mean the purchased credit-impaired loans.
Securities and Exchange Commission and available on the SEC’s website at
www.sec.gov,
including our Quarterly Reports on Form 10-Q for the periods ended March 31,

Today’s Announcements
Repayment of $25 billion of TARP preferred in full
$10.4 billion common equity offering
Cash payment for Prudential’s interest in the retail
brokerage JV
Well capitalized with proven record of strong
organic capital growth

Wells Fargo to Repay $25 Billion of TARP Preferred
Pursuant to terms approved by U.S. Banking Regulators
Increase equity by $1.5 billion through asset sales to be approved by the
Board of Governors of the Federal Reserve and to be completed by
December 31, 2010
Issue $10.4 billion of common stock
Raise $1.35 billion through common stock issuance to Wells Fargo benefit plans and in lieu of a portion of 2009 cash incentive compensation to certain Wells Fargo team members
Common
Equity
Issuance Plan
Asset Sales
Key Benefits
Increase Tier 1 Common equity ratio
Eliminate $1.25 billion in annual preferred stock dividends

Wells Fargo Equity Offering Overview
Wells Fargo & Company Issuer:
Repayment of TARP Use of proceeds:
December 15
th
Expected pricing:
Wells Fargo Securities, Goldman Sachs & Co. Bookrunners:
$119 billion Market cap (as of 12/11/09):
4,686,830,155
Shares outstanding (pre-offer as of
11/30/09):
$25.41 Stock price (as of 12/11/09):
100% primary Share composition:
15% Over-allotment:
WFC / NYSE Ticker / Exchange:
$10.4 billion of common stock proceeds Offering size:

Key Capital Ratios
13.4 Total Capital
9.4 Tier 1 Capital
8.0 Tier 1 Leverage
6.2% Tier 1 Common
Pro Forma Ratios¹
(1) Based on September 30, 2009 actuals, adjusted for $25 billion TARP repayment, $10.4 billion common stock issuance, $1.4 billion benefit plan issuance,
$1.5 billion asset sales and other impacts including DTA, but not the capital impact of the purchase of Prudential’s interest for cash in the Retail Brokerage
JV.
Note:  Tier 1 Common reconciliation in appendix

Stockholders’ Equity Up $63 Billion Pro Forma Since Last
Year
Wells Fargo remains well capitalized and expects capital actions to strengthen Tier 1 Common by 100 bps
$ in Billions
Amount
Raised /
(Repaid)
Tier 1
Common
9/30/09 Actual $53.0
5.2%
Repay $25.0B TARP in Q4 2009
(1)
($25.0) ($2.0)
Common Stock Issuance 10.4 10.4
Benefit Plan Issuance 1.4 1.4
Asset Sales 1.5 1.5
Other Impacts
(2)
N/A (1.0)
9/30/09 Pro Forma $63.3
6.2%
(2) Other impacts include deferred tax asset.
(1) Repayment of TARP preferred expected to reduce "income available to common shareholders" in 4Q09 by $2.0bn, as the book value of the preferred is less than the amount paid.

9.2
9.8
10.8
3.3
4.4
5.1
1Q09 2Q09 3Q09
Pre-tax pre-provision profit (PTPP)
Net charge-offs
Pre-Tax Pre-Provision Profit Generates Significant
Organic Capital
PTPP more than double
quarterly net charge-offs
($ in billions)
PTPP is total revenue less noninterest expense. Management believes PTPP is a useful measure because it enables investors and others to assess the
Company’s ability to generate capital to cover credit losses through a credit cycle. Provision expense for 1Q09, 2Q09 and 3Q09 was $4.6 billion, $5.1 billion, and $6.1 billion respectively.
1.01x Bank of America
1.07x Citigroup
2.06x U.S. Bancorp
2.07x JPMorgan Chase
2.11x Wells Fargo
2.57x PNC
3Q09 PTPP to Net Charge-offs

Strong Financial Position
$63 billion increase in stockholders’ equity from a year ago (pro forma
September 30, 2009 including today’s announced capital actions and excluding impact of receipt and repayment of TARP funds)
$40.9 billion write-down of Wachovia’s high risk loan portfolio at close
Strengthened allowance for credit losses to $24.5 billion; 1.21x annualized 3Q09 net charge-offs
Reduced high risk loan portfolios by $14.2 billion since year-end
Three consecutive record quarterly profits of at least $3 billion per quarter
Significant liquidity - $748 billion in core deposits at September 30, 2009

Wachovia Merger Update
Integration on plan, on schedule and under budget
Estimated merger costs reduced to $5.5 billion from $7.9 billion
Reconfirmed $5 billion of expected annual run-rate cost savings by completion of the integration in 2011
Completed merger events:
– Re-branding of Wachovia brokerage, capital markets, mortgage and insurance businesses
– Conversion of Colorado community bank
Upcoming merger events:
– Arizona, Illinois and Nevada conversions scheduled for first quarter 2010
– California and Texas scheduled for later in 2010
– Wachovia store integration in non-overlap states planned through 2011
Cross-sell revenues already being realized

Wells Fargo: Well Positioned for Sustainable Growth
Substantially strengthened our balance sheet and capital position
Announcement of capital action plan will fulfill repayment of TARP
Diversified business model
Powerful distribution channels
Superior sales execution and customer service
Disciplined cost control
Current projections show credit losses peaking in 2010 absent further economic deterioration
Merger integration on track and under budget with significant revenue synergies present
Robust, proven internal capital generation facilitates continued
momentum

12 Appendix

As of September 30, 2009.
10%
2%
17%
14%
11%
23%
4%
9%
6%
4%
Balanced Loan
Portfolio
Balanced Spread and
Fee Income
Diversified Fee
Generation
Consumer Loans 56%
Commercial Loans 40%
Foreign Loans 4%
Net Interest Income 52%
Non-Interest Income 48%
Balanced Business Model
4%
40%
56%
48%
52%
4% Loan Fees
2% Operating Leases
Trust & Investment Fees 23%
Mortgage Servicing 17%
Service Charges 14%
Mortgage Orig. / Sales Activities 11%
Card Fees 9%
Trading 6%
Insurance 4%
Other Non-Interest Income 10%

Leading Market Presence in Diverse Businesses
Rankings based on most recently available updates.
Credit
Supplier of credit to U.S.
economy in last year
#2
Agricultural lender #1
Small business lender
Middle-Market lender
#1
#1
Mortgage
Servicer #2
Originator #1
Deposits
Transaction accounts as
a % of total deposits
among large banks
#1
U.S. banking deposits #2
Securities/Inv. Banking
Loan syndications #2
Commercial real estate
brokerage
#1
Mutual funds among
U.S. banks
#2
Retail brokerage #2
Insurance
Rural crop insurance #1
Bank-owned insurance
brokerage
#1
Payments
Leader in global
remittance
Leader in Foreign
exchange sales
Debit card issuer #2

Wells Fargo retail banking stores – 3,312
Wachovia retail banking stores – 3,341
Wells Fargo Advisors stores – 1,372
As of 9/30/2009.
Leading Distribution System in Financial Services
Serving 70+ million customers, 1 in 3 U.S. households

Tier 1 common equity reconciliation
TIER 1 COMMON EQUITY (1)
Quarter ended
Sept. 30,
June 30, Dec. 31,
(in billions)
2009
2009 2008
Total equity 128.9 $     121.4        102.3
Less: Noncontrolling interests (6.8)           (6.8)           (3.2)
Total Wells Fargo stockholders' equity 122.1        114.6        99.1
Less: Preferred equity (31.1)         (31.0)         (30.8)
Goodwill and intangible assets (other than MSRs) (37.5)         (38.7)         (38.1)
Applicable deferred assets 5.3            5.5            5.6
Deferred tax asset limitation -              (2.0)           (6.0)
MSRs over specified limitations (1.5)           (1.6)           (1.5)
Cumulative other comprehensive income (4.0)           0.6            6.9
Other (0.3)           (0.3)           (0.8)
Tier 1 common equity (A) 53.0 $       47.1          34.4
Total risk-weighted assets (2) (B) 1,023.8 $  1,047.7     1,101.3
Tier 1 common equity to total risk-weighted assets (A)/(B) 5.18% 4.49          3.13
(1)
(2)
Tier 1 common equity is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies, including the Federal
Reserve in the Supervisory Capital Assessment Program, to assess the capital position of financial services companies. Tier 1 common equity includes total Wells Fargo stockholders' equity, less preferred equity, goodwill and intangible assets (excluding MSRs), net of related deferred taxes, adjusted for specified Tier 1 regulatory capital limitations covering deferred taxes, MSRs, and cumulative other comprehensive income. Management reviews
Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets.

Wells Fargo has an existing shelf registration statement on file with the Securities and Exchange
Commission (SEC) and will file a prospectus supplement related to this offering to which this communication relates. Before you invest, you should read the registration statement (including the base prospectus), the prospectus supplement and other documents Wells Fargo has filed with the SEC for more complete information about Wells Fargo and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Wells Fargo, any underwriter or any dealer participating in the offering will arrange to send investors the prospectus if requested by contacting
Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152-4077, toll-free telephone: 1-800-326-
5897, or by emailing equity.syndicate@wachovia.com or Goldman, Sachs & Co., Prospectus Department,
85 Broad Street, New York, NY 10004, toll-free telephone: 1-866-471-2526, facsimile: 1-212-902-9316, or by emailing prospectus-ny@ny.email.gs.com.